Exhibit 32.1/32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned Chief Executive Officer and Chief Financial Officer of AERKOMM INC. (the “Company”), DOES HEREBY CERTIFY that:

1.       The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 20th day of November, 2017.

/s/ Peter Chiou
Name:	Peter Chiou
Title:	Chief Executive Officer
(Principal Executive Officer)

/s/ Y. Tristan Kuo
Name:	Y. Tristan Kuo
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Aerkomm Inc. and will be retained by Aerkomm Inc. and furnished to the Securities and Exchange Commission or its staff upon request.